Related party transactions	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Equity Method Investments
SES
SES is a 50% joint venture between AerCap and Safran Aircraft Engines. During the three and six months ended June 30, 2024, we recognized lease rental income from SES of $34 million and $66 million, respectively. During the three and six months ended June 30, 2023, we recognized lease rental income from SES of $34 million and $62 million, respectively.
Other related parties
Other related parties include our associated companies as detailed in Note 10—Associated companies. The following table presents amounts received from other related parties for management fees and dividends for the three and six months ended June 30, 2024 and 2023:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Management fees and other	$2,014	$2,571	$6,336	$5,580
Dividends	555	5,310	4,095	7,823
	$2,569	$7,881	$10,431	$13,403
GE
AerCap completed the acquisition of GE Capital Aviation Services (“GECAS”) from GE (the “GECAS Transaction”) on November 1, 2021 (the “Closing Date”). GE held approximately 46% of our issued and outstanding ordinary shares and became a related party on the Closing Date. As of November 16, 2023, following the completion of its sale of our outstanding ordinary shares, GE no longer beneficially owned any of our outstanding ordinary shares and is no longer a related party.
During the three months ended June 30, 2023, AerCap recognized rental income from engines on lease to GE of $39 million, purchases from GE of $66 million and sales to GE of $10 million. During the six months ended June 30, 2023, AerCap recognized rental income from engines on lease to GE of $79 million, purchases from GE of $119 million and sales to GE of $24 million.